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This is filed pursuant to Rule 497(e).
File Nos. 333-8818 and 811-9176.



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ALLIANCE CAPITAL [LOGO] (R)


                                  ALLIANCE SELECT INVESTOR SERIES
                                       Technology Portfolio
_________________________________________________________________

Supplement dated April 17, 2000 to the Prospectus and Application dated February 29, 2000 of Alliance Select Investor Series,
Technology Portfolio.


This Supplement supersedes the Supplement dated March 28, 2000 to the Prospectus and Application concerning the delay in the commencement of the continuous offering of shares of the Fund. Beginning April 17, 2000, the Fund wil permit persons who were beneficial owners of Fund shares on April 14, 2000 to purchase additional shares in accordance with the Prospectus. The Fund continues to be closed to persons who were not beneficial owners of Fund shares on April 14, 2000.

        _________________________________________________

You should retain this Supplement with your Prospectus for future reference.

(R) This is a registered mark used under license from the owner, Alliance Capital Management L.P.

























00250247.AC6